Exhibit 10.22.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “First Amendment”) dated as of the 1st day of March, 2011 but effective as of December 7, 2010 (the “Restatement Effective Date”), is by and among DUNE ENERGY, INC., a Delaware corporation (“Parent”); DUNE PROPERTIES, INC., a Texas corporation (together with Parent, “Borrowers”, and each individually, a “Borrower”); DUNE OPERATING COMPANY, a Texas corporation (“Guarantor”); and WAYZATA OPPORTUNITIES FUND II, L.P., as sole lender under the Credit Agreement (“Lender”).

R E C I T A L S:

A. Borrowers, Guarantor, Wells Fargo Capital Finance, Inc. (“Agent”) and Lender are parties to that certain Amended and Restated Credit Agreement dated as of December 7, 2010 (the “Credit Agreement”), pursuant to which, among other things, Lender agreed to make a term loan to Borrowers.

B. Borrowers have requested that Lender agree to amend certain terms of the Credit Agreement and waive certain other matters as more particularly described herein.

C. Subject to the terms and conditions set forth in this First Amendment, Lender has agreed to Borrowers’ requests.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 1.02 Other Definitional Provisions.

(a) The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

(b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Borrowers and Lender agree that the Credit Agreement is hereby amended, effective as of the Restatement Effective Date, as follows:

Section 2.01 Amendments and Supplements to Definitions.

(a) The following terms, which are defined in Schedule 1.1 of the Credit Agreement, are hereby amended in their entirety to read as follows:

“Agreement” means the Amended and Restated Credit Agreement to which this Schedule 1.1 is attached, as amended by the First Amendment and as the same may from time to time be further amended or supplemented.

“Permitted Distributions” means (i) such dividends, payments or other distributions to the extent payable solely in shares of Stock of Parent, (ii) dividends and distributions by a Loan Party to another Loan Party, and (iii) the repurchase or other acquisition by Parent of shares of common Stock of Parent from employees, former employees, directors or former directors of Parent or its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), in each case pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) or other arrangements approved by the Board of Directors of the Parent under which such shares were granted, issued or sold; provided, that (A) no Default or Event of Default has occurred and is continuing or would exist after giving effect to such repurchase or other acquisition, and (B) the aggregate amount of all such repurchases and other acquisitions following the Restatement Date shall not exceed $500,000.

(b) Schedule 1.1 of the Credit Agreement is hereby further amended and supplemented by adding the following new definition where alphabetically appropriate, which reads in its entirety as follows:

“First Amendment” shall mean that certain First Amendment to Amended and Restated Credit Agreement dated as of March 1, 2011, by and among Borrowers and Lenders.

Section 2.02 Amendment to Section 4.3(b). The last sentence of Section 4.3(b) of the Credit Agreement is amended and restated as follows:

“Except for the repurchase or other acquisition by Parent of shares of common Stock of Parent from employees, former employees, directors or former directors of Parent or its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), in each case pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) or other arrangements approved by the Board of Directors of the Parent under which such shares were granted, issued or sold, the Parent is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.”

Section 2.03 Waivers.

(a) Parent has informed Lender that prior to the date hereof Parent repurchased certain common Stock from one or more employees or directors of Parent in accordance with the terms of Parent’s Employee Stock Inventive Plan dated November 2007 and that such repurchases may have violated Section 6.9 of the Credit Agreement and/or resulted in a misrepresentation under Section 4.3(b) of the Credit Agreement as such sections existed prior to this First Amendment (such violations, the “Specified Non-Compliance”). Borrowers have requested that Lender waive the Specified Non-Compliance. In reliance upon the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Article III hereof, Lender hereby waives the Specified Non-Compliance.

(b) The foregoing waiver is a one-time waiver applicable solely to the Specified Non-Compliance and shall not be deemed to be a waiver of any other Default or Event of Default, or consent by Agent or Lender to departure from any other covenant, condition or obligation on the part of the Loan Parties under the Credit Agreement or any other Loan Document. In addition, the foregoing waiver shall in no respect evidence any commitment or obligation by Agent or Lender to grant any future waiver of, or consent to departure from, any covenant, condition or obligation on the part of the Loan Parties under the Credit Agreement or any other Loan Document. Any further waivers or consents must be specifically agreed to in writing in accordance with Section 14.01 of the Credit Agreement.

ARTICLE III

CONDITIONS

This First Amendment shall be effective on the date that each condition precedent set forth in this Article III is satisfied (the “Amendment Date”):

Section 3.01 Representations and Warranties; No Event of Default. The representations and warranties in Section 4 of the Credit Agreement, as amended by the First Amendment, and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment Date shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) after giving effect to this First Amendment on and as of the Amendment Date as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date) and are hereby deemed repeated, and no Default or Event of Default shall have occurred and be continuing on the Amendment Date or would result from this First Amendment becoming effective in accordance with its terms (except as expressly waived herein).

Section 3.02 Execution of First Amendment. Lender shall have executed this First Amendment and shall have received a counterpart to this First Amendment duly executed by each Borrower and acknowledged by Guarantor.

Section 3.03 Other Instruments or Documents. Lender or counsel thereto shall have received such other instruments or documents as they may have reasonably requested.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Continued Effectiveness of the Credit Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment, and (ii) all references in the other Loan Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment. To the extent that the Credit Agreement or any other Loan Document purports to pledge to Agent, or to grant to Agent, a security interest or lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment shall not operate as an amendment of any right, power or remedy of the Agent and the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document.

Section 4.02 Representations and Warranties. To induce Lender to enter into this First Amendment, Borrowers hereby represent and warrant as of the date hereof as follows:

(a) The execution, delivery and performance by Borrowers of this First Amendment have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Contract binding upon Borrowers.

(b) This First Amendment constitutes the valid and binding obligation of Borrowers enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

(c) Except for the Specified Non-Compliance, no Default or Event of Default has occurred which is continuing.

Section 4.03 No Implied Waivers. No failure or delay on the part of Agent or Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 4.04 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this First Amendment by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this First Amendment.

Section 4.05 Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

Section 4.06 Costs and Expenses. Borrowers agree to pay on demand all reasonable fees, costs and expenses of Lender (and its counsel) in connection with the preparation, execution and delivery of this First Amendment.

Section 4.07 Governing Law. This First Amendment shall be governed by the laws of the State of New York.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Amendment Date.

BORROWERS:	DUNE ENERGY, INC.

	By:	/S/ JAMES A. WATT
	Name:	James A. Watt
	Title:	President and CEO

DUNE PROPERTIES, INC.

By:	/S/ JAMES A. WATT
Name:	James A. Watt
Title:	President

The undersigned (i) consents and agrees to this First Amendment, and (ii) agrees that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTOR:	DUNE OPERATING COMPANY

	By:	/S/ JAMES A. WATT
	Name:	James A. Watt
	Title:	President

[Signature Page to Dune First Amendment]

LENDER:	WAYZATA OPPORTUNITIES FUND II, L.P. a Delaware limited partnership, as sole Lender
	By:	WOF II GP, L.P., its General Partner
	By:	WOF II GP, LLC, its General Partner

	By:	/S/ BLAKE CARLSON
	Name:	Blake Carlson
	Title:	Authorized Signatory

[Signature Page to Dune First Amendment]